SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C. 20549-1004





                             FORM 8-K






                          CURRENT REPORT





               Pursuant to Section 13 to 15(d) of the
                  Securities Exchange Act of 1934



                  For the month of August 1995



                  HAMILTON DIGITAL CONTROLS, INC.
        (Exact name of registrant as specified in charter)

                          NEW YORK STATE
                    (State of Incorporation)

         2118 Beechgrove Place, Utica, New York 13501-1798
             (Address of Principal Executive Offices)

                          315-797-2370
                       (Telephone number)

              0-6789                             16-0959062
        Commission File No.                  IRS Employer ID No.



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  Item 5. Other materially important events

          August 9, 1995

          Hamilton Digital Controls, Inc. announced today, the resignation of all members of the Board of Directors and all officers. The Company has ceased operations.

          This course of actions was thrust upon the Company by recent acts of one of the Company's creditors. M & T Bank has frozen the Company's bank account with M & T and stated its intention to liquidate the inventory and accounts receivable of the Company.

          As the Company falls well short of having the resources necessary to satisfy M & T Bank as well as numerous other creditors of the Company, the Company has ceased operating.



                                SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                            Hamilton Digital Controls, Inc.
                                     (Registrant)



    9 Aug 1995              s/Keith Folger
       (date)              Keith F. Folger, President, Chief
                           Executive Officer, Treasurer and
                           Chief Financial Officer




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